                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                         Warren G. Lichtenstein

Address:                                      590 Madison Avenue, 32nd Floor
                                              New York, New York 10022

Designated Filer:                             Steel Partners II, L.P.

Issuer & Ticker Symbol:                       SL Industries, Inc. (SLI)

Statement for Month/Day/Year:                 08/05/03

                                Page 3 of 3 pages